Exhibit 24

                         CONSTELLATION ENERGY GROUP, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Constellation Energy Group, Inc. hereby constitutes and appoints David A. Brune and Thomas E. Ruszin, Jr. each of them his true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to do any and all acts and things and to execute, in his name any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of not exceeding 3,731,600 shares of Common Stock (without par value) of said Company, all as authorized by Resolutions adopted by a unanimous consent of the Board of Directors of Constellation Energy Group, Inc. dated as of March 15, 1999, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any post-effective amendment to any registration statements to be filed with the Securities and Exchange Commission in respect of said Common Stock, to any and all further amendments to any registration statements in respect to said Common Stock, or to any instruments or documents filed as part of or in connection with said registration statement or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 22nd day of March, 1999.

                                                           Signature

Principal Executive Officer
and Director                                 /s/ Charles W. Shivery
                                             -----------------------
                                                 Charles W. Shivery
                                                 Chairman of the Board
                                                 President and Director
Principal Financial and
Accounting Officer
And Director                                /s/  David A. Brune
                                            -----------------------
                                                 David. A. Brune
                                                 Vice President,
                                                 Secretary and Director


Director                                   /s/   Thomas E. Ruszin, Jr.
                                           ----------------------------
                                                 Thomas E. Ruszin, Jr.
                                                 Treasurer and Director